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                                                                  EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of FVC.COM, Inc. of our report dated January 25, 2000, except as to Note 13, which is as of February 14, 2000, relating to the consolidated financial statements of FVC.COM, Inc., which appears in FVC.COM, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.




/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
July 17, 2000